                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                       ---------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event report)                         21-Oct-96


       The Money Store Inc. (as Representative) and TMS Auto Holdings, Inc. (as Seller) under a Pooling and Servicing Agreement dated as of November 30, 1995 providing for the issuance of TMS Auto Grantor Trust Asset Backed Certificates, Series 1995-2)


                             The Money Store Inc.



                            TMS Auto Holdings, Inc.
--------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)



        Delaware                    33-94518                 22-6680064
        ---------------           ------------             -------------
        State or other            (Commission              (IRS Employer
        jurisdiction of           File Number)               ID Number)
        incorporation)


        2840 Morris Avenue, Union, New Jersey                     07083
        ---------------------------------------------------------------
        (Address of principal executive officer)


        Registrant's Telephone Number,
        including area code:                            908-686-2000
                                                        ---------------


                                      n/a
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)

     Item 5  Other Events
             ------------



Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificateholders for the remittance date of: 21-Oct-96


     Item 7  Financial Statements and Exhibits
             ---------------------------------

The quarterly financial statement for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on August 9, 1996.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        THE MONEY STORE INC.
                                        TMS AUTO HOLDINGS, INC.



                                        By:  /s/ James K. Ransom
                                             -------------------------
                                             James K. Ransom
                                              Vice President


Dated:  10/29/96

                       TMS AUTO RECEIVABLES TRUST 1995-2
                      5.90%  Asset  Backed  Certificates


      IN ACCORDANCE WITH SECTION 14.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF DECEMBER 19, 1995, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
      TO SERIES 1995 - 2 FOR THE OCTOBER 11, 1996 DETERMINATION DATE

    DISTRIBUTION DATE        10/21/96      MONTHLY PERIOD            Sep-96

A.  Information Regarding the Current Monthly Distribution :

    I.  CERTIFICATES

        (a)  The aggregate amount of the distribution to
             Certificateholders from the Collection Account                            2,047,825.22

        (b)  The amount of the distribution set forth in  A. 1. (a)
             above in respect of interest from the Collection Account                    229,348.77

        (c)  The amount of the distribution set forth in  A. 1. (a)
             above in respect of principal from the Collection Account                 1,818,476.45

        (d)  The amount of such distribution payable out of amounts withdrawn from the Spread Account or pursuant to a claim
             on the Policy (Deficiency Claim Amount)                                           0.00

        (e)  The amount of the distribution set forth in  A. 1. (a)
             above per $1,000 interest                                                   34.1304203

        (f)  The amount of the distribution set forth in  A. 1. (b)
             above per $1,000 interest                                                    3.8224795

        (g)  The amount of the distribution set forth in  A. 1. (c)
             above per $1,000 interest                                                   30.3079408

        (h)  The amount of the distribution set forth in  A. 1. (d)
             above per $1,000 interest                                                    0.0000000


B.  Information Regarding the Performance of the Trust :

    I.  POOL AND CERTIFICATE BALANCES

        (a)  The Pool Balance as of the close of business
             on the last day of the preceding Monthly Period                          43,323,981.72

        (b)  The Certificate Balance as of the close of business
             on the last day of the preceding Monthly Period, after
             giving effect to payments allocated to principal set
             forth in Paragraph  A. 1. (c) above                                      43,323,981.72

        (c)  The Certificate Factor as of the close of business on the
             last day of the preceding Monthly Period                                     0.7220664

2.    SERVICING FEE

        (a)  The aggregate amount of the Servicing Fee paid to the
             Servicer with respect to the preceding Monthly Period
             from the Collection Account                                                                  112,835.86
        (b)  The amount of such Servicing Fee per $ 1,000 interest                                         1.8805977
        (c)  The amount of any unpaid Servicing Fee                                                             0.00
        (d)  The change in the amount of any unpaid Servicing Fee
                from the previous Distribution Date                                                             0.00

3.    OTHER FEES

        (a)  The aggregate amount of Trustee Fees paid to the Trustee
             from the Collection Account                                                                     333.33
        (b)  The aggregate amount of Insurance Premium paid to the
             Certificate Insurer from the Collection Account                                               9,025.82

4.    PAYMENT SHORTFALLS

        (a)  The amount of the Interest Carryover Shortfall after
             giving effect to the payments set forth in Paragraph
             A. 1. (b) above                                                                                   0.00
        (b)  The amount of such Interest  Carryover  Shortfall
             per  $1,000  Interest                                                                        0.0000000
        (c)  The change in the amount of the Interest Carryover Shortfall
             from  the  previous  Distribution  Date                                                           0.00
        (d)  The amount of the Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
             A. 1. (c) above                                                                                   0.00
        (e)  The amount of such Principal  Carryover  Shortfall
             per  $1,000  Interest                                                                        0.0000000
        (f)  The change in the amount of the Principal Carryover Shortfall
             from  the  previous  Distribution  Date                                                           0.00

5.    REALIZED LOSSES

        (a)  Realized Losses for the Period funded by the Spread Account                                 262,216.69
                1.  Cram Down Losses                              20,054.48
                2.  Losses on Liquidated Receivable              242,162.21
        (b)  Aggregate Realized Losses, if any,
                1.  Preceding Monthly Period                     Sep-96                                1,596,536.80
                2.  Second preceding Monthly Period              Aug-96                                1,334,320.11

6.    PURCHASE AMOUNTS

        The aggregate Purchase Amounts for Receivables,
        if any, that were repurchased in such period                                                           0.00

7.    PAYAHEAD ACCOUNT

        (a)  The aggregate Payahead Balance                                                              101,790.35
        (b)  The change in the Payahead Balance from the
             previous Distribution Date                                                                   13,116.60
                (1)  The aggregate Payaheads pursuant to Section 14.03
                     for the Monthly Period which were transferred from
                     the Collection Account to the Payahead                          32,071.57
                (2)  The portion of the Payaheads constituting Scheduled
                     Payments on PreComputed Receivables or the portion
                     that are applied to Prepay a PreComputed Receivable in
                     full pursuant to Section 14.03 which were transferred from
                     the Payahead Account to the Collection Account                  18,954.97
        (c)  The investment earnings on funds in the Payahead Account
             (transferred from the Payahead to the Collection Account) and
             remitted to the Seller as Supplemental Servicing Fee                                            444.57

                                     ( 2 )

8.    SPREAD ACCOUNT

        (a)  The Spread Account balance after giving effect to
             distributions made on such Distribution  Date                                   4,332,398.17
        (b)  The change in the Spread Account balance on such
             Distribution  Date                                                               (181,847.65)
        (c)  The Amount withdrawn from the Spread Account and
             payable to the Certificateholders (Deficiency Claim Amount)                             0.00
        (d)  The Amount withdrawn from the Spread Account and
             payable to the Seller  (Remaining Funds).                                         304,705.33
        (e)  The investment earnings on funds in the Spread Account
             (transferred from the Spread to the Collection Account) and
             remitted to the Seller as Supplemental Servicing Fee                               20,236.26

9.    THE POLICY

        The amount distributable from the Policy and payable to the
        Certificateholders, after giving effect to withdrawals from the
        Spread Account (Deficiency Claim Amount)                                                     0.00

10.    THE NOTICES

        (a)  Pursuant to Section 14.04, there is a Deficiency Claim Amount of
             $0.00  to be withdrawn from the Spread Account to fund the amount payable on the related Distribution Date for items (i) thru (v)
             of Section 14.06 (b)

        (b)  Pursuant to Section 14A.02, there is a Deficiency Claim Amount of
             $0.00 to be withdrawn from the Policy to fund the amount payable on the related Distribution Date for items (i) thru (v) of
             Section 14.06 (b)

11.    TERMINATION OF TRUST

        The amount to be distributed to the Certificateholders from the Collection
        Account pursuant to the Termination of the Trust ( Section 20.01 )                           0.00

12.    OTHER INFORMATION

        Pursuant to Section 13.09 (b) (i)
        (a)  Delinquency Ratio                                            5.3801%
        (b)  Average Delinquency Ratio                                    5.8614%
        (c)  Default Rate                                                10.3131%
        (d)  Average Default Rate                                        10.4090%
        (e)  Net Loss Rate                                                6.4373%
        (f)  Average Net Loss Rate                                        5.2750%

        Pursuant to Section 13.09 (b) (ii)
        Trigger Event occurred as of                                      NO

        Pursuant to Section 13.09 (b) (iii)
        Prior Trigger Event Deemed Cured as of                            NO

        Pursuant to Section 13.09 (b) (iv)
        Insurance Agreement Event of Default                              NO

        Weighted Average Rate                                                                       19.40%
        Weighted Average Remaining Term                                                             43.18


**NOTE**Pursuant to Section 14.02 (b)
        Amount deposited into the Collection Account due to
        mistaken deposits, postings or checks returned for
        insufficient funds to be reimbursed to the Servicer                                          0.00

                                     ( 3 )

13.    PRE-FUND ACCOUNT

        (a)  The Pre-Fund Account balance after giving effect to
             distributions made on such Distribution  Date                                     0.00
        (b)  The Pre-Fund Account Balance per $ 1,000 interest                            0.0000000
        (c)  The Amount withdrawn from the Pre-Fund Account and transferred
             to the Collection Account (payable to the Certificateholders)                     0.00
        (d)  The amount of Pre-Fund Account distribution per $ 1,000 interest             0.0000000
        (e)  The interest earnings on funds in the Pre-Fund Account
             (transferred from the Pre-Fund to the Collection Account) and
             remitted to the Seller as Supplemental Servicing Fee                              0.00

14.    CAPITALIZED INTEREST ACCOUNT

        (a)  The Capitalized Interest Account balance after giving effect to
             distributions made on such Distribution  Date                                     0.00
        (b)  The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
             Certificateholders)                                                               0.00
        (c)  The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
             Sellers)                                                                          0.00
        (e)  The interest earnings on funds in the Capitalized Interest Account
             (transferred from the Capitalized Interest to the Collection Account)
             and remitted to the Seller as Supplemental Servicing Fee                          0.00

                                     ( 4 )

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 13.09 of the Pooling and Servicing Agreement dated December 19, 1995 pertaining to Series 1995 - 2 in preparing the accompanying Servicer's Certificate.


                                THE MONEY STORE AUTO FINANCE INC.






                                By:       /S/ Harry Puglisi
                                     ----------------------------
                                            HARRY PUGLISI
                                              TREASURER


                                     ( 5 )